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                         SUPPLEMENT DATED JUNE 14, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2004
                                       FOR
                     FLEXIBLE PREMIUM LIFE INSURANCE POLICY
                                    ISSUED BY
                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                     THROUGH
                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500


Effective the date of this supplement, the following changes are hereby to the prospectus ("Prospectus") dated May 1, 2004 for the MEMBERS Variable Universal Life (the "Policy"):

The fifth paragraph appearing on the first page inside the prospectus booklet is hereby revised and restated:

The mutual funds available include:
o   Ultra Series Fund
      Money Market Fund
      Bond Fund
      Balanced Fund
      Growth and Income Stock Fund
      Capital Appreciation Stock Fund
      Multi-Cap Growth Stock Fund

In addition, the second sentence of the sixth paragraph appearing on page 13 is hereby revised and restated as follows:

"Wellington Management Company, LLP serves as the investment subadviser for the Multi-Cap Growth Stock Fund."

Finally, the text appearing in the second line of page 14 and reading as follows: "Mid-Cap Stock Fund. This Fund seeks long-term capital appreciation" is hereby deleted in its entirety.

The above changes are intended to clarify that the Mid-Cap Stock Fund is not an available investment option under the Policy.